Exhibit 32.1

                    CERTIFICATION PURSUANT TO
                     18 U.S.C. SECTION 1350,
                     AS ADOPTED PURSUANT TO
          SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

  I, Menderes Akdag, Chief Executive Officer (principal executive officer) and I, Bruce S. Rosenbloom, Chief Financial Officer (principal financial officer) of PetMed Express, Inc. (the "Registrant"), each certify to the best of our knowledge, based upon a review of the quarterly report on Form 10-Q for the quarter ended June 30, 2005 (the "Report") of the Registrant, that:

(1)  The  Report fully complies with the requirements of  section
     13(a) of the Securities Exchange Act of 1934, amended; and

(2) The information contained in the Report, fairly presents, in all material respects, the financial condition and results of operations of the Registrant.

                             By: /s/  Menderes Akdag
                                ---------------------------------
                             Menderes Akdag

                             Chief Executive Officer and
                             President

                             Date: August 8, 2005


                             By: /s/  Bruce S. Rosenbloom
                                --------------------------------
                             Bruce S. Rosenbloom
                             Chief Financial Officer

                             Date: August 8, 2005